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                                                                 EXECUTION COPY

                                                               EXHIBIT 10.01-04


                                            THIRD AMENDMENT dated as of March
                                    31, 1999 (this "Third Amendment"), to the
                                    Amended and Restated Credit Agreement dated as of October 15, 1997, (as amended by the First Amendment dated as of June 26, 1998 and the Second Amendment dated as of November 13, 1998, and the Amended and Restated Credit Agreement as so amended being referred to herein as the "Credit Agreement"), among Firearms Training Systems, Inc., as Parent (the "Parent"), FATS, Inc., as Borrower (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders"), NationsBank, N.A., as Agent, (in such capacity, the "Agent"), Swingline Lender and Issuing Bank.

      The parties hereto have agreed, subject to the terms and conditions hereof, to further amend the Credit Agreement as provided herein.

      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Third Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

      Accordingly, the parties hereto hereby agree as follows:

      SECTION 1.01. Amendment to Section 2.10(f). Section 2.10(f) of the Credit Agreement is hereby amended by deleting the following:

            "upon the earlier of (x) March 31, 1999 or (y) the collection of $4,782,810 from the Italian Air Force III "Italian Military Authorities Purchase Order No. 11/3443-II/4653/2"

and adding the following in lieu thereof:

            "on April 30, 1999".

      SECTION 1.02. Amendment to Article V. Article V of the Credit Agreement is hereby amended by inserting the following after the end of Section 5.13:

            "SECTION 5.14. Third Amendment Fee. On the earlier of (a) April 15, 1999 and (b) the collection of a receivable from the Italian Air Force III "Italian Military Authorities Purchase Order No. 11/3443-II/4653/2" (which receivable is valued at $4,782,810), the Borrower shall pay to the Agent for the ratable benefit of the Revolving Credit Lenders a fee equal to 0.25% of the Revolving Credit Commitments as of March 31, 1999, as consideration for the Lenders' agreements as set forth in the Third Amendment dated as of March 31, 1999 to this Amended Agreement.

            SECTION 5.15 Reduction Fee. Upon the occurrence of a Default or an Event of Default as a result of the failure by the Borrower to reduce the Aggregate
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      Revolving Credit Exposure (as required by the terms of Section 2.12(c)
      hereof) upon the reduction of the Revolving Credit Commitments set forth in Section 2.10(f) hereof, the Borrower shall pay to the Agent for the ratable benefit of the Lenders a fee (the "Reduction Fee") equal to 1.00% of the total Commitments existing as of April 30, 1999 (prior to the reduction of the Revolving Credit Commitments as set forth in Section 2.10(f) hereof). Acceptance of the Reduction Fee by the Agent or the Lenders shall not constitute a waiver of such Event of Default, and nothing in this Section 5.15 shall imply that such Event of Default is or will be waived."

      SECTION 1.03. Amendment to Article VII(c). Article VII(c) of the Credit Agreement is hereby amended by deleting the word "or" after "5.09" and inserting in lieu thereof a comma and by inserting a comma after "5.11" and inserting after such comma "5.14 or 5.15".

      SECTION 1.04. Forebearance. The Lenders have agreed to forebear exercising rights and remedies, which rights and remedies may arise as a result of an Event of Default (any such prospective Event of Default, a "Financial Covenants Default") under the provisions of Section 7(c) of the Credit Agreement with respect to Section 6.15 of the Credit Agreement (the "Financial Covenants"), against assets of the Borrower and its Subsidiaries that, pursuant to the terms of the Loan Documents, secure the Obligations of the Borrower to the Agent and the Lenders under the Credit Agreement and the other Loan Documents until April 30, 1999 (the period from the Third Amendment Effective Date (as defined below) to April 30, 1999 is hereafter referred to as the "Forbearance Period") in order to give the Borrower the opportunity to negotiate in good faith with the Lenders to achieve a modification of the Financial Covenants or a waiver of any Financial Covenants Default or other arrangement, in any case satisfactory to the Lenders in their sole discretion. It is understood that no Letters of Credit shall be issued under the Credit Agreement during the Forbearance Period. Nothing in this Section 1.04 shall imply any waiver or release by the Agent or the Lenders of any rights or remedies to which they are entitled under the Credit Agreement or other Loan Documents, or of the benefit of any other terms and conditions of the Credit Agreement or other Loan Documents other than as expressly set forth in this
Section 1.04 during the Forbearance Period. If as of April 30, 1999, each Financial Covenants Default, if any, has not been waived or the Financial Covenants have not been modified to the satisfaction of Lenders in their sole discretion, the Forbearance Period shall terminate, and the Lenders may exercise all of their rights and remedies under the Credit Agreement and other Loan Documents.

      SECTION 1.05. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

            (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the Third Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Third Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

            (b) Each of the Borrower and the other Loan Parties is in compliance with all



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      the terms and conditions of the Amended Agreement and the other Loan
      Documents on its part to be observed or performed including, without limitation, the obligation to pay all principal and interest due on and prior to the date hereof and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

            (c) The execution, delivery and performance by the Borrower of this Third Amendment have been duly authorized by the Borrower.

            (d) This Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally.

            (e) The execution, delivery and performance by the Borrower of this Third Amendment (i) does not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.

      SECTION 1.06. Effectiveness. This Third Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Third Amendment Effective Date"):

            (a) The Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and all the Lenders.

            (b) The Lenders shall be satisfied that the representations and warranties set forth in Section 1.05 hereof are true and correct on and as of the Third Amendment Effective Date.

            (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

            (d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in


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      connection with this Third Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

            (e) The Agent shall have received payment of and all fees and expenses set forth in Section 1.08.

      SECTION 1.07. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

      SECTION 1.08. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Third Amendment, including, but not limited to, the reasonable fees and disbursements of counsel; provided, however that such expenses shall be excluded from the calculations of the covenants set forth in Section 6.15 of the Credit Agreement where applicable.

      SECTION 1.09. Reporting Requirements. The Borrower will provide the Agent, for distribution to the Lenders, with a written bi-weekly status report on its efforts to sell the company, including a list of potential acquirers, offers made to date, pending offers and scheduled meetings relating to such sale, except that to the extent that the Borrower has entered into confidentiality agreements prohibiting it from disclosing to the Lenders the name of the potential acquirer such name may be withheld from the Lenders. Any such confidential information supplied to the Agent and Lenders will be held in confidence by the Agent and the Lenders, except to the extent that the Agent or any Lender is required by any law, regulation, legal process, legal duty or regulatory authority to disclose such confidential information. Nothing in this
Section 1.09 shall imply any waiver or consent to sale of the Borrower or that Lenders will consent to such sale.

      SECTION 1.10. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.


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      SECTION 1.11. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder",
"hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                            FIREARMS TRAINING SYSTEMS, INC.
                            as Parent


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            FATS, INC.
                            as Borrower


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            NATIONSBANK, N.A., as Agent, Swingline
Lender
                            and Issuing Bank and individually as a Lender


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            U.S. BANK NATIONAL ASSOCIATION


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            FIRST SOURCE FINANCIAL LLP, by First Source
                            Financial, Inc., as Agent/Manager


                            By:
                               -----------------------------------------------
                              Name:


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                              Title:



                            BHF-BANK AKTIENGESELLSCHAFT


                            By:
                               -----------------------------------------------
                              Name:
                              Title



                            BANK AUSTRIA CREDITANSTALT
CORPORATE
                            FINANCE, INC. (FKA CREDITANSTALT
                            CORPORATE FINANCE, INC.)


                            By:
                               -----------------------------------------------
                              Name:
                              Title:


                            By:
                               -----------------------------------------------
                              Name:
                              Title:


AGREED and CONSENTED,
as of the date first above written:

DART INTERNATIONAL, INC.

By:
   --------------------------------------------
  Name:
  Title:


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